                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           THE NEW IRELAND FUND, INC.
                (Name of Registrant as Specified In Its Charter)

 ______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     5)   Total fee paid:

          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     3)   Filing Party:

          ______________________________________________________________________

     4)   Date Filed:

          ______________________________________________________________________

May 2, 2007

Dear Stockholder,

     The New Ireland Fund, Inc. (the "Fund") will hold its 2007 Annual Meeting of Stockholders (the "Meeting") on Tuesday, June 5, 2007 at 9 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036. At the Meeting, stockholders will elect two Directors and vote on such other matters as may properly come before the Meeting.

     On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. Whether or not you plan to attend the Meeting in person, please take the time to vote by mailing in your proxy. As explained in the attached Proxy Statement, you may withdraw your proxy at any time before it is actually voted at the Meeting.

     We look forward to your continued support.

                                        Sincerely,


                                        /s/ Peter Hooper
                                        ----------------------------------------
                                        Chairman

                           THE NEW IRELAND FUND, INC.
                                  C/O PFPC INC.
                           99 HIGH STREET, 27TH FLOOR
                           BOSTON, MASSACHUSETTS 02110

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The New Ireland Fund, Inc. (the "Fund"), a Maryland corporation, will be held on Tuesday, June 5, 2007 at 9:00 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036, for the following purposes:

     1. To elect two (2) Directors of the Fund (Proposal 1).

     2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     These items are discussed in greater detail in the attached Proxy
Statement.

     Only stockholders of record at the close of business on Monday, April 9, 2007 are entitled to notice of, and to vote at, this Meeting or at any adjournments thereof.



                                        Vincenzo A. Scarduzio
                                        Secretary

Dated: May 2, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE NEXT PAGE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Joint owners should each sign, exactly as your names(s) are shown in the registration.

     3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                        VALID SIGNATURE
------------                                        ---------------
CORPORATE ACCOUNTS
(1) ABC Corp.....................................   ABC Corp.
(2) ABC Corp.....................................   John Doe, Treasurer
(3) ABC Corp.
       c/o John Doe, Treasurer...................   John Doe
(4) ABC Corp. Profit Sharing Plan................   John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust....................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
       u/t/d 12/28/78............................   Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
       f/b/o John B. Smith, Jr. UGMA.............   John B. Smith
(2) Estate of John B. Smith......................   John B. Smith, Jr., Executor

                           THE NEW IRELAND FUND, INC.
                                  C/O PFPC INC.
                           99 HIGH STREET, 27TH FLOOR
                           BOSTON, MASSACHUSETTS 02110

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 5, 2007

                                 PROXY STATEMENT

     This Proxy Statement is furnished by the Board of Directors of The New Ireland Fund, Inc. (the "Fund") in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, June 5, 2007 at 9:00 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036 and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying proxy is executed properly and returned by June 5, 2007 in time to be voted at the Meeting, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted for the election of Directors. If your shares are held though a broker, your shares can be voted on the election of Directors in your broker's discretion. Broker non-votes will have no effect on the election of Directors. A proxy may be revoked at any time prior to the time it is voted, by written notice to the Secretary of the Fund or by attendance at the Meeting.

     A quorum of the Fund's shareholders is required to properly conduct the business of the Meeting. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting. In the event a quorum is not present at the Meeting, the holders of a majority of the stock present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite amount of stock entitled to vote at such Meeting is present. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

     The close of business on April 9, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 4,834,813 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement, and form of proxy will be mailed to stockholders on or about May 5, 2007.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic, or oral communications by regular employees of the Fund's Investment Adviser.

     THE ANNUAL REPORT OF THE FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE NEW IRELAND FUND, INC., C/O PFPC, INC. 99 HIGH STREET, 27TH FLOOR, BOSTON, MASSACHUSETTS 02110, BY ACCESSING THE FUND'S WEBSITE AT WWW.NEWIRELANDFUND.COM, OR BY CALLING 1-800-468-6475.

     The date of this Proxy Statement is May 2, 2007.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL/RECORD OWNERS

     To the knowledge of management of the Fund and its Board, the following shareholder(s) or "group", as the term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), beneficially owned, or were owners of record of, more than 5% of the Fund's outstanding shares as of April 9, 2007.

           SHAREHOLDER NAME AND ADDRESS              AMOUNT AND NATURE OF OWNERSHIP   PERCENT OF SHARES
           ----------------------------              ------------------------------   -----------------
The Governor and Company of the Bank of Ireland,     293,974 (beneficial) (1)                6.08%
BIAM Holdings, Bank of Ireland Asset Management
(U.S.) Limited, and Bank of Ireland Asset
Management Limited
c/o Bank of Ireland Asset Management Limited
40 Mespil Road, Dublin 4, Ireland

Cede & Co(2)                                         4,681,862 (record)                     96.84%
55 Water Street, 25th Floor
New York, NY 10041

----------
(1) Ownership of shares is as follows: (i) Bank of Ireland Asset Management (U.S.) Limited ("BIAMUS"), Investment Adviser to the Fund, held direct beneficial ownership of 12,609 shares or 0.26% of common stock outstanding, which it purchased to provide seed capital to the Fund; (ii) Bank of Ireland Asset Management Limited ("BIAML") held direct beneficial ownership of 281,365 shares or 5.82% of common stock outstanding in accounts for which it serves as the investment adviser under its investment management agreements; (iii) BIAM Holdings, as the controlling member of BIAMUS and BIAML, may be deemed to possess beneficial ownership of the shares of common stock beneficially owned by BIAMUS and BIAML; and (iv) The Governor and Company of the Bank of Ireland, as sole shareholder of BIAM Holdings, may be deemed to possess beneficial ownership of the shares of common stock beneficially owned by BIAM Holdings.

(2)  A nominee partnership of The Depository Trust Company.

     To the knowledge of the Fund, as of the record date, no current Director of the Fund held 1% or more of the outstanding shares of the Fund, and the officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, two Directors will be elected. Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated: Class I, Class II, and Class III. Class I consists of Peter J. Hooper and George G. Moore, Class II consists of Denis P. Kelleher and David Dempsey, and Class III consists of Margaret Duffy and Brendan Donohoe. The two Directors in Class II are being considered for election at this Meeting. If elected, Messrs. Kelleher and Dempsey will hold office for a term of three years and until their successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote, on behalf of the stockholders, for the election of Denis P. Kelleher and David Dempsey.

     The nominees have consented to being named in this Proxy Statement and to serve as Directors if elected. The Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other person as the Board of Directors may recommend.

     The Directors and officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain international organizations and publicly-held companies.

                                                                                                            NUMBER OF
                                                                                                           PORTFOLIOS
                                               TERM OF                                                       IN FUND
                              POSITION(S)    OFFICE AND                                                      COMPLEX
                               HELD WITH      LENGTH OF          PRINCIPAL OCCUPATION(S) AND OTHER         OVERSEEN BY
NAME ADDRESS, AND AGE          THE FUND     TIME SERVED*        DIRECTORSHIPS DURING PAST FIVE YEARS         DIRECTOR
---------------------        ------------   ------------   ---------------------------------------------   -----------
NON-INTERESTED DIRECTORS:
Peter J. Hooper, 67          Director and   Since 1990     President of Hooper Associates-Consultants           1
Westchester Financial        Chairman of                   (1994 to present); Director, The Ireland
Center, Suite 1000           the Board                     United States Council for Commerce and
50 Main Street                                             Industry (1984 to present); Director, Flax
White Plains, NY 10606                                     Trust - America (1988 to 2007); Director,
                                                           Children's Medical Research Foundation (1987
                                                           to 2004).

David Dempsey, 57            Director       Since 2007     Managing Director, Bentley Associates L.P.,          1
306 Lexington Avenue                                       (1991 to present).
New York, NY 10017

Margaret Duffy, 63           Director       Since 2006     Financial Consultant, Director, The                  1
164 East 72 Street,                                        Dyson-Kissner-Moran  Corporation (2000 to
Suite 7B                                                   present); Director, National Association of
New York, NY 10021                                         Women Artists, Inc. (2001 to present);
                                                           Director, Little Sisters of the Assumption
                                                           Family Health Service, Inc. (2005 to
                                                           present). Director, The Ireland United States
                                                           Council for Commerce and Industry (1994 to
                                                           2005).

Denis P. Kelleher, 68        Director       Since 1991     Chief Executive Officer, Wall Street                 1
17 Battery Place                                           Access-Financial Services (1981 to present);
New York, NY 10004                                         Director, Independence Community Bank (1992
                                                           to present); Chairman and Member of the
                                                           Board of Trustees St. John's University
                                                           (1998 to present).

George G. Moore, 56          Director       Since 2004     Chairman/Chief Executive Officer, TARGUSinfo         1
8010 Towers Crescent Drive                                 (1993 to present); Chairman, AMACAI
Vienna, VA 22182                                           Information Corp. (2001 to present).

INTERESTED DIRECTOR:
Brendan Donohoe, 48**        Director and   Since 2005     President, Bank of Ireland Asset Management          1
75 Holly Hill Lane           President***                  (U.S.) Limited (2005 to present); Director &
Greenwich, CT 06830                                        Regional Director, Asia/Pacific, BIAM
                                                           Australia Pty Limited (2000 to 2005);
                                                           Director & Regional Director Asia/Pacific,
                                                           Bank of Ireland Asset Management (Japan)
                                                           Limited (2000 to 2005); Managing Director,
                                                           BIAM Australia Pty Limited, (1996 to 2000);
                                                           Director, Iridian Asset Management LLC (2005
                                                           to present).



                                               TERM OF
                              POSITION(S)    OFFICE AND
                               HELD WITH      LENGTH OF          PRINCIPAL OCCUPATION(S) AND OTHER
NAME ADDRESS, AND AGE          THE FUND     TIME SERVED*        DIRECTORSHIPS DURING PAST FIVE YEARS
---------------------        ------------   ------------   ---------------------------------------------
OFFICERS***:

Brendan Donohoe                                            see description above

Lelia Long, 44,              Treasurer      Since 2002     Senior Vice President & Director, Bank of           N/A
75 Holly Hill Lane                                         Ireland Asset Management (U.S.) Limited
Greenwich, CT 06830                                        (1999 to present); Director, Iridian Asset
                                                           Management LLC (2002 to 2005).

Salvatore Faia, 44           Chief          Since 2005     President, Vigilant Compliance Services,            N/A
Vigilant Compliance          Compliance                    (2004 to present); Trustee, Energy Income
186 Dundee Drive, Suite      Officer                       Partnership, (2005 to present); Senior Legal
700                                                        Counsel, PFPC Inc. (2002 to 2004); Chief
Williamstown, NJ 08094                                     Legal Counsel, Corviant Corporation
                                                           (Investment Adviser, Broker-Dealer and
                                                           Service Provider to Investment Advisers
                                                           and Separate Account Providers) (2001 to
                                                           2002); Partner, Pepper Hamilton LLP
                                                           (law firm) (1997 to 2001).

Colleen Cummings, 36         Assistant      Since 2006     Vice President and Director, PFPC Inc. (2004        N/A
4400 Computer Drive          Treasurer                     to present); Manager, PFPC Inc. (1998 - 2004)
Westborough, MA 01580

Vincenzo A. Scarduzio, 35    Secretary      Since 2005     Assistant Vice President, PFPC Inc. (2006 to        N/A
760 Moore Road                                             Present); Senior Regulatory Administrator,
King of Prussia, PA 19406                                  PFPC Inc. (2001 to 2006).

* Each Director shall serve until the expiration of his current term and until his successor is elected and qualified.

** Mr. Donohoe is deemed to be an "interested" director because of his affiliation with the Investment Advisor.

*** Each Officer of the Fund will hold office until a successor has been elected by the Board of Directors.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES IN FUND FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR:

                                                      AGGREGATE DOLLAR RANGE OF
                           DOLLAR RANGE OF       EQUITY SECURITIES IN ALL REGISTERED
                          EQUITY SECURITIES   INVESTMENT COMPANIES OVERSEEN BY DIRECTOR
NAME OF DIRECTOR          HELD IN THE FUND*      IN FAMILY OF INVESTMENT COMPANIES**
----------------          -----------------   -----------------------------------------
Independent Directors &
Nominees
David Dempsey                     B                               B
Margaret Duffy                    B                               B
Peter J. Hooper                   C                               C
Denis P. Kelleher                 E                               E
George G. Moore                   E                               E

Interested Directors
Brendan Donohoe                   A                               A

----------
*    KEY TO DOLLAR RANGES

A.   None

B.   $1-$10,000

C.   $10,001-$50,000

D.   $50,001-$100,000

E.   Over $100,000

** AS OF APRIL 9, 2007 THE FUND'S FAMILY OF INVESTMENT COMPANIES CONSISTED ONLY OF THE FUND.

     As of April 9, 2007, none of the independent directors or their immediate family members owns beneficially or of record securities in the Fund's investment advisor or entity directly or indirectly controlling, controlled by, or under common control with the Fund's Investment Advisor.

COMPENSATION

     The following table sets forth certain information regarding the compensation of the Fund's Directors and officers. The Fund currently pays each of its Directors who is not a managing director, officer, or employee of the Fund's Investment Adviser or any affiliate thereof an annual fee of $16,000 plus $2,000 for each meeting of the Board of Directors attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund currently pays each of its Directors who is not a managing director, officer, or employee of the Fund's Investment Adviser or any affiliate thereof $1,500 for each meeting of any Committee of the Board attended in person or via telephone. The Fund pays the Chairman of the Board of Directors an additional $35,000 annually and pays the Chairman of the Audit Committee an additional $3,000 per meeting attended of the Audit Committee. In addition, each Director is also reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are employed by PFPC Inc. ("PFPC"), the Fund's administrator, receive reimbursement from the Fund for travel to and from Board meetings. No Director received compensation from the Fund in excess of $120,000 for the fiscal year ended October 31, 2006.

                          COMPENSATION SCHEDULE FOR THE
                       FISCAL YEAR ENDED OCTOBER 31, 2006

                                                  PENSION OR       ESTIMATED
                                                  RETIREMENT        ANNUAL
                                 AGGREGATE     BENEFITS ACCRUED    BENEFITS    TOTAL COMPENSATION
                                COMPENSATION    AS PART OF FUND      UPON         FROM THE FUND
NAME OF PERSON AND POSITION    FROM THE FUND       EXPENSES       RETIREMENT    PAID TO DIRECTORS
---------------------------    -------------   ----------------   ----------   ------------------
Peter J. Hooper.............     $60,083.00            0              N/A          $60,083.00
   Chairman of the Board
James J. Boyle(1)...........     $14,458.33            0              N/A          $14,458.33
   Director
Margaret Duffy(2)...........     $ 9,041.67           N/A             N/A          $ 9,041.67
   Director
Brendan Donohoe.............            N/A           N/A             N/A                 N/A
   Director
Denis P. Kelleher...........     $23,500.00            0              N/A          $23,500.00
   Director
George G. Moore.............     $24,500.00            0              N/A          $24,500.00
   Director
James M. Walton(3)..........     $29,500.00            0              N/A          $29,500.00
   Director

----------
(1)  James Boyle resigned from the Board on April 30, 2006.

(2)  Margaret Duffy was not appointed to the Board until May 1, 2006.

(3)  James M. Walton resigned from the Board on April 19, 2007.

     There were four regular meetings of the Board of Directors held during the fiscal year ended October 31, 2006. Each Director attended at least 75% of the aggregate number of meetings of the Board and of meetings of Board Committees on which that Director served. Aggregate fees and expenses paid to the Board of Directors for the fiscal year ended October 31, 2006 were $161,083.

                      COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE/AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently approved by the Board on April 23, 2007. A copy of the Audit Committee Charter is attached hereto as Exhibit A. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The Audit Committee consists of Ms. Duffy and Messrs. Hooper, and Moore, all of whom are "independent" Directors of the Fund as defined in the listing standards of the New York Stock Exchange. The Audit Committee is responsible for the engagement of the independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The Audit Committee met two times during the fiscal year ended October 31, 2006.

     In performing its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has also received the written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, as currently in effect.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Fund's auditors are in fact "independent".

     Based upon the reports and discussion described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the year ended October 31, 2006.

Submitted by the Audit Committee of the Fund's Board of Directors

Margaret Duffy
Peter J. Hooper
George G. Moore

NOMINATING COMMITTEE

     The Board of Directors has a Nominating Committee consisting of Messrs. Hooper, Kelleher, and Moore, which is responsible for recommending qualified candidates for election to the Board of Directors of the Fund in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the New York Stock Exchange listing standards. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee of the Fund met once during the Fund's fiscal year ended October 31, 2006 and most recently, on April 10, 2007, to consider the nomination of David Dempsey. The Nominating Committee does not have a Charter, but will take into consideration such factors as it deems appropriate when nominating candidates for election to the Board of Directors. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating

Committee will treat all equally qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

OTHER COMMITTEES

     The Board of Directors of the Fund has a Compensation Committee, which is responsible for ensuring that the Directors' compensation is competitive as compared to its peers, so that the Fund may continue to retain and attract high caliber directors. The members of the Compensation Committee are Ms. Duffy and Messrs. Kelleher, and Moore. The Compensation Committee met twice during the Fund's fiscal year ended October 31, 2006.

     The Board of Directors has a Valuation Committee consisting of Ms. Duffy and Messrs. Donohoe, Hooper and Kelleher, which is responsible for monitoring the valuation of unlisted securities by the Fund's Investment Adviser and for making such determination as necessary should changes in an approved valuation be recommended during the period between Board meetings. The Valuation Committee of the Fund did not meet during the Fund's fiscal year ended October 31, 2006.

     Shareholders who wish to send communications to the Board should send them to the address of the Fund and the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding attendance of Directors at the Annual Meeting of Stockholders; however, all of the Directors of the Fund (except David Dempsey who was not a Director at the time) attended the June 6, 2006 Annual Meeting of Stockholders.

REQUIRED VOTE

     In the election of a Director of the Fund, the candidate in order to be elected requires a plurality of the votes cast by the holders of shares of the Fund represented at the Meeting, if a quorum is present.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                              "FOR" PROPOSAL NO. 1.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER AND ADMINISTRATOR

     The Fund's advisory structure provides a multinational arrangement for furnishing management skills and investment advice to pursue the Fund's investment objective of investing primarily in equity securities of Irish corporations. Bank of Ireland Asset Management (U.S.), Limited ("BIAM"), an Irish company registered as an investment adviser under the U.S. Investment Advisers Act of 1940, acts as the Fund's Investment Adviser. BIAM's principal office in the United States is located at 75 Holly Hill Lane, Greenwich, Connecticut 06830.

     PFPC Inc., the Fund's Administrator, located at 99 High Street, 27th Floor, Boston, Massachusetts 02110, provides administration services to the Fund.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CHANGE IN ACCOUNTANTS

     On January 23, 2007, the Audit Committee decided to end the relationship the Fund had with Grant Thornton LLP ("Grant Thornton"), dating back to 2003, due to independence issues arising out of the Sarbanes-Oxley legislation. The decision to change auditors was not the result of any disagreement between the Fund and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Prior to the commencement of the October 31, 2006 audit, Grant Thornton had advised the Fund that the Grant Thornton International member firm, located in Ireland, would be providing certain prohibited non-audit services to Bank of Ireland, an affiliate of Bank of Ireland Asset Management (U.S.) Limited, the Fund's Advisor. Although Grant Thornton had previously confirmed that they were independent with respect to the Fund within the meaning of Sarbanes-Oxley and the requirements of the Independence Standards Board, the prohibited services, now being undertaken, meant that they could no longer be considered independent.

     At a meeting held on March 6, 2007, upon the recommendation of the Audit Committee, a majority of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940
Act), selected Tait, Weller & Baker LLP ("Tait Weller"), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania as independent auditors for the Fund for the fiscal year ending October 31, 2007. The selection of Tait Weller was ratified by the entire Board. Tait Weller has advised the Fund that, to the best of its knowledge and belief, as of the record date, no Tait Weller professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of Tait Weller will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Tait Weller as independent auditors.

     Grant Thornton served as independent accountants for the Fund until their resignation on January 23, 2007. Grant Thornton's reports on the financial statements for the two years immediately preceding their resignation contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years immediately preceding Grant Thornton's resignation, there were no disagreements with such accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Set forth in the table below are fees billed to the Fund by Grant Thornton for professional services rendered to the Fund for the fiscal years ended October 31, 2005 and October 31, 2006. There were no other fees billed by Grant Thornton to the Fund.

Fiscal Year Ended   Audit Fees   Audit-Related Fees   Tax Fees*   All Other Fees
-----------------   ----------   ------------------   ---------   --------------
    10/31/2006        $36,500            --             $3,604          --
    10/31/2005        $35,560            --             $2,575          --

* Fees billed to the Fund in connection with tax consulting services, including the review of the Fund's income tax returns.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund's Directors and officers, certain persons affiliated with the Investment Adviser, and persons who own more than 10% of a registered class of the Fund's securities, file reports of ownership and changes of ownership with the SEC and, in some cases, the New York Stock Exchange. Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely upon the Fund's review of the copies of such forms it received and written representations from certain of such persons, the Fund believes that during the Fund's fiscal year ended October 31, 2006 these persons complied with all such applicable filing requirements, except that a Form 3 report required to be filed by Salvatore Faia, Chief Compliance Officer of the Fund, was filed late.

BROKER NON-VOTES AND ABSTENTIONS

     A proxy on shares held by brokers or nominees which (a) is properly executed and returned accompanied by instructions to withhold authority to vote, or (b) as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter, represents a broker "non-vote". Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on a proposal.

     The election of Directors (Proposal 1) requires that each successful candidate receives a plurality of the votes cast at the Meeting; therefore, abstentions will be disregarded.

     Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund's Annual Report for the year ending October 31, 2007.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

     A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders to be held in 2008 must be received by the Fund on or before December 19, 2007 in order to be included in the Fund's proxy statement and proxy relating to that meeting and must satisfy the requirements of federal securities laws.



                                        Vincenzo A. Scarduzio
                                        Secretary

Dated: May 2, 2007

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                           THE NEW IRELAND FUND, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS -- JUNE 5, 2007

     The undersigned hereby appoints Peter J. Hooper, Lelia Long and Colleen Cummings, and each of them, attorneys in fact and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The New Ireland Fund, Inc. held of record by the undersigned on April 9, 2007 at the Annual Meeting of Stockholders (the "Meeting") to be held on June 5, 2007, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

     A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                         (CONTINUED ON THE REVERSE SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES.
PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF ALL THE PROPOSALS.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 1.         (INSTRUCTION: To withhold authority to vote
                                                      for any individual nominee, write that
(1)  Election of Directors: Denis P. Kelleher         nominee's name on the line below)
     and David Dempsey (Class II Directors)
                                                      ______________________________________________

FOR all nominees [ ]   WITHHOLD from all [ ]          (2) To vote and otherwise represent the
listed above           nominees listed                    undersigned on any other matter that may
(except as             above                              properly come before the meeting or any
noted below)                                              adjournment or postponement thereof in the
                                                          discretion of the Proxy holder.

                                                 PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD
                                                 PROMPLY USING THE ENCLOSED ENVELOPE.

                                                 ---------------------------------------------------
                                                 (Title or Authority)


                                                 ---------------------------------------------------
                                                 (Signature)


                                                 ---------------------------------------------------
                                                 (Signature)

                                                 Dated: __________, 2007

                                                 (Joint owners should EACH sign. Please sign EXACTLY
                                                 as your name(s) appears on this card. When signing
                                                 as attorney, trustee, executor, administrator,
                                                 guardian or corporate officer, please give your
                                                 FULL title below.)

                                    EXHIBIT A

                           THE NEW IRELAND FUND, INC.
                             AUDIT COMMITTEE CHARTER

I. COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall be composed of at least three Directors:

     (a) Each of whom shall not be an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended, (the "Investment Company Act") or an "affiliated person" of the Fund, as described in the Securities Exchange Act of 1934, as amended (the "1934 Act").

     (b) Each of whom shall not accept any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors or any committee thereof) or have any other relationship to the Fund that may interfere with the exercise of such person's independence from the Fund and Fund management.

     (c) Each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted.

     (d) Each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

     (e) At least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Audit Committee shall determine whether at least one member of the Committee is an "audit committee financial expert" as defined in Item 407 of Securities and Exchange Commission ("SEC") Regulation S-K, and shall consider whether any member thereon serves on the audit committee of any other public companies.

No Director may serve as a member of the Audit Committee if such Director serves on the Audit Committee of more than two other public companies unless the Board of Directors determines such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee and, if required by law, discloses this determination in the Fund's annual proxy statement. Members shall be appointed by the Board, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. The Board shall designate one member of the Committee as its Chairperson. In the event of a tie vote on any issue, the Chairperson's vote shall decide the issue.

II. PURPOSES OF THE AUDIT COMMITTEE

The purposes of the Audit Committee are:

     (a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

     (b) to oversee, or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof;

     (c) to oversee, or, as appropriate, assist Board oversight of the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

     (d) to approve prior to appointment the engagement of the Fund's independent accountants and, in connection therewith, to review and evaluate their qualifications, independence and performance;

     (e) to act as a liaison between the Fund's independent accountants and the Board;

     (f) to prepare an Audit Committee report to be included in proxy statements relating to the election of directors; and

     (g) to assist Board oversight of the Fund's compliance function as it relates to financial statements.

III. MEETINGS OF THE AUDIT COMMITTEE

The Audit Committee shall meet with the Fund's independent auditors (outside the presence of the Fund's management) at least twice a year and at such other times as the circumstances dictate, (including telephonic meetings). Special meetings may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee. The Audit Committee shall meet at least once annually with the Administrator and the Chief Compliance Officer of the Fund.

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits nor to determine that the Fund's financial statements are complete or accurate or have been prepared in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. It is also not the duty of the Audit Committee to assure compliance with laws, regulations or any Code of Ethics approved or adopted by the Board of Directors.

Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the independent auditors.

IV. RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE

TO FULFILL ITS RESPONSIBILITIES AND DUTIES, THE AUDIT COMMITTEE SHALL:

     A. CHARTER. Review this Charter annually and recommend any proposed changes to the Board.

     B.   INDEPENDENT AUDITORS.

               1. SELECTION AND OVERSIGHT. Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) in relation to the preparation or issuance of an audit report or performing other audit, review or attest services for the Fund. Any such engagement shall be pursuant to a written engagement letter approved by the Audit Committee. Annually evaluate the lead partner of the independent auditor. Discuss process and timing for rotation of lead partner, concurring partner and any other partners assigned. The independent auditors shall report directly to the Audit Committee.

               2. QUALITY CONTROLS. On an annual basis, obtain and review a report by the independent auditors describing the independent auditors' internal quality-control procedures and any material issues raised by the independent auditors' most recent internal quality-control review, peer review, or any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Firm and the Firm's response thereto. Obtain and review the most recent written findings of the PCAOB in connection with its inspection of the Fund's independent auditors and their response thereto.

               3. PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES TO THE FUND. Pre-approve or adopt appropriate procedures to pre-approve all audit and permissible non-audit services fees to be provided by the independent auditors to the Fund.

               4. PRE-APPROVAL OF NON- AUDIT SERVICES TO THE ADVISER AND ITS AFFILIATES. Pre-approve or adopt appropriate procedures to pre-approve non-audit services and fees related directly to the operations and financial reporting of the Fund, to be provided by the Fund's independent auditors to the Adviser and its Affiliates.

               5. AUDITOR INDEPENDENCE. On an annual basis, request, receive in writing and consider specific representations from the Fund's independent auditors with respect to the independence of such auditors, audit partner rotation, and conflicts of interest described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non-audit services to the Fund and or its

                    Adviser and its Affiliates by the Fund's independent accountants, which were not pre-approved by the Audit Committee, is compatible with maintaining the independence of those accountants.

               6. AUDIT SCOPE. Meet with the independent auditors and management to review the arrangements for and scope of the proposed audit for the current year:

               - Discuss with auditors their planned audit procedures in response to their risk assessment and understanding of financial and accounting controls of the Fund.

               - Discuss and consider their required communication with audit committees in accordance with professional auditing standards and SEC rules and regulations.

               -    Approve the auditors' engagement letter.

               -    Approve the auditors' estimated audit and non-audit fees.

               7. AUDIT RESULTS. At the conclusion of an audit, and before the filing of the annual audited financial statements with the SEC, meet with the independent auditors and management to:

               - Discuss and consider written reports from the Fund's independent auditors regarding (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (3) other material written communications between the independent auditors and Fund management, such as any management letter or schedule of unadjusted differences and all other matters the independent auditors believe are required to be communicated to audit committees under professional auditing standards.

               - Discuss and consider any comments or recommendations of the independent auditors or management regarding their assessment of significant risks or exposures and the steps taken by management to minimize such risks to the Fund.

               - Discuss and consider any deviations from the proposed scope of the audit previously presented to the Audit Committee.

               - Discuss with legal counsel, management and the Fund's CCO any legal or compliance issues.

               - Discuss with management and the independent auditors their respective procedures used to assess the appropriateness of securities prices provided by external pricing services.

               - Discuss the form of opinion the independent auditors propose to render to the Board of Directors and shareholders.

               - Discuss with management and the independent auditors the Fund's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

               -    Approve all final audit and non-audit fees to the Fund.

               - Review a schedule of any non-audit services and fees to the Adviser and its Affiliates which were not pre-approved in accordance with this Charter and consider the impact of any such services and fees on the independence of the auditors.

               8. MANAGEMENT LETTER. Review any management letter issued by the independent auditors and management's response to any such letter.

     C.   RISK ASSESSMENT AND INTERNAL CONTROLS

               1. Review annually with management and the independent auditors their separate risk assessments and evaluations of the adequacy and effectiveness of the Fund's system of internal controls over the processing of financial transactions and the preparation of the financial statements.

               2.   Review with management and the independent auditors:

                         a. any significant audit findings related to the Fund's systems for accounting, reporting and internal controls; and

                         b. any recommendations for the improvement of internal control procedures or particular areas where new of more detailed controls or procedures are desirable.

               3. Review with the Fund's principal executive officer and chief financial officer, in connection with the required certifications on Form N-CSR, any material weaknesses or significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to process, summarize and report financial information and as to the existence of any fraud, whether or not material, that involves management or other employees or service providers who have a significant role in the Fund's internal control over financial reporting.

     D.   FINANCIAL REPORTING

               1. FINANCIAL STATEMENTS. Review with management and the independent auditors the Fund's audited annual financial statements and semi-annual unaudited financial statements, including any discussion or analysis of the Fund's financial condition and results of operations and recommend to the Board, if appropriate, that the annual audited financial statements be included in the Fund's annual report to shareholders required by the Investment Company Act.

               2. PRESS RELEASES. Discuss press releases issued by the Fund to the extent they are related to financial information of the Fund.

               3. AUDIT COMMITTEE REPORT. Prepare an audit committee report as required to be included in the annual proxy statement.

     E.   OTHER RESPONSIBILITIES.

               1. REPORT TO THE BOARD. Report regularly its significant activities to the Board and make such recommendations with respect to any matters herein as the Audit Committee may deem necessary or appropriate.

               2. WHISTLEBLOWER PROCEDURES. Establish procedures for the receipt, retention and treatment of complaints received by the Fund or the Adviser regarding accounting, internal accounting controls or audit matters, and for the confidential, anonymous submission by any employee of the Fund, the Adviser or its affiliates of concerns regarding questionable accounting or auditing matters.

               3. PRE-APPROVAL OF SERVICES AND FEES OF INDEPENDENT AUDITORS. Establish written policy with respect to this matter. Update policy annually.

               4. HIRING POLICIES. If the Fund proposes to employ any current or former employee of the independent auditors, set clear policies for hiring any such person.

               5. SELECTION OF PRINCIPAL ACCOUNTING OFFICER AND ADMINISTRATIVE SERVICE PROVIDER. Provide advice to the Board on selecting the principal accounting officer and administrative service provider.

               6. PERFORMANCE EVALUATION. The Audit Committee shall prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this Charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the

                    Chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make the report.

V.   AUTHORITY.

               A. INFORMATION. Have direct access to management and personnel responsible for the Fund's accounting and financial reporting and for the Fund's internal controls, as well as to the independent auditors and the Fund's other service providers.

               B. INVESTIGATION. Have the authority to investigate any matter brought to its attention within the scope of its duties and, in its discretion, to engage independent legal counsel and other advisers, as it determines necessary to carry out its duties. The Audit Committee may request any officer or employee of the Adviser, the Administrator, the Fund's independent auditors, or outside counsel to attend any meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

               C. FUNDING. Be provided with appropriate funding by the Fund, as determined by the Audit Committee, for the payment of (a) compensation to any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, (b) compensation to any counsel or advisers employed by the Audit Committee, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

               D. CODE OF ETHICS. Have the authority to review any violations under the Fund's Code of Ethics and the Principal Officers Code of Ethics brought to its attention by the Chief Legal Counsel, Chief Compliance Officer or Designated Supervisory Person and review any waivers sought by a covered officer under either code.

               E. DELEGATION. The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.